Merger and Acquisition (H.J. Heinz Holding Corporation [Member])	12 Months Ended
Dec. 28, 2014
H.J. Heinz Holding Corporation [Member]
Business Acquisition [Line Items]
Merger and Acquisition
and Acquisition
On February 13, 2013, H. J. Heinz Company entered into the 2013 Merger Agreement with Parent and Merger Subsidiary. The acquisition was consummated on June 7, 2013, and as a result, Merger Subsidiary merged with and into H. J. Heinz Company, with H. J. Heinz Company surviving as a wholly owned subsidiary of Holdings, which in turn is an indirect wholly owned subsidiary of Parent. Parent is controlled by the Sponsors. Upon the completion of the 2013 Merger, the H. J. Heinz Company's shareholders received $72.50 in cash, without interest and less applicable taxes thereon, for each share of common stock held prior to the effective time of the 2013 Merger.

Additionally, all outstanding stock option awards, restricted stock units (except for certain retention RSUs which continue on their original terms) and restricted stock awards issued pursuant to various shareholder-approved plans and a shareholder-authorized employee stock purchase plan were automatically canceled and converted into the right to receive cash consideration of $72.50.

The total consideration paid in connection with the 2013 Merger was approximately $28.75 billion, including the assumption of H. J. Heinz Company's outstanding debt, which was funded by equity contributions from the Sponsors totaling $16.5 billion, comprised of $8.5 billion of common stock, $7.6 billion of preferred stock and $0.4 billion of warrants, as well as proceeds received by Merger Subsidiary of approximately $11.5 billion, pursuant to the Senior Credit Facilities (of which $9.5 billion was drawn at the close of the transaction), and $3.1 billion upon the issuance of the Exchange Notes by Merger Subsidiary, less applicable debt issuance costs of $316 million. As a result of the 2013 Merger and the transactions entered into in connection therewith, we have assumed the liabilities and obligations of Merger Subsidiary, including Merger Subsidiary's obligations under the Senior Credit Facilities.

The allocation of consideration to the net tangible and intangible assets acquired and liabilities assumed in the 2013 Merger reflects fair value estimates based on management analysis, including work performed by third-party valuation specialists.

The following is a summary of the final allocation of the purchase price of the 2013 Merger to the estimated fair values of assets acquired and liabilities assumed in the transaction:

(In millions)
Cash (including excess cash at Parent)	$3,224
Other current assets	3,735
Property, Plant and Equipment	2,686
Trademark and other intangibles	13,914
Other non-current assets	651
Trade and other payables	(2,742)
Long term debt	(3,022)
Deferred income taxes	(4,056)
Non-pension postretirement benefits and other noncurrent liabilities	(671)
Redeemable non controlling interest and non controlling interest	(258)
Net assets acquired (including excess cash at Parent)	13,461
Goodwill on acquisition	15,292
Total consideration	28,753
Debt repayment and associated costs	(3,977)
Excess cash at Parent	(1,154)
Other transaction related costs	(58)
Total consideration paid to predecessor shareholders	23,564
Cash and cash equivalents of Predecessor at June 7, 2013	(2,070)
Acquisitions of business, net of cash on hand	$21,494

(Totals may not add due to rounding)

Subsequent to December 29, 2013, Heinz made measurement period adjustments to the preliminary purchase price allocation primarily reflecting (1) a decrease in indefinite-lived trademarks and licenses of approximately $493 million, (2) an increase in long term deferred income tax assets of $24 million, (3) a decrease in long term deferred tax liabilities of $166 million, (4) a reduction in current income taxes payable of $59 million, (5) a decrease of other non-current assets of $25 million and (6) an increase in goodwill of approximately $275 million. These measurement period adjustments were made to reflect facts and circumstances existing as of the acquisition date, and did not result from intervening events subsequent to the acquisition date. These adjustments did not have a significant impact on Heinz’s previously reported consolidated financial statements and, therefore, Heinz has not retrospectively adjusted those financial statements.

Trade receivables and payables, as well as other current and non-current assets and liabilities were valued at the existing carrying values as they represented the fair value of those items at the time of the 2013 Merger, based on management's judgments and estimates.

Finished goods and work-in-process inventory has been valued using a net realizable value approach resulting in a step-up of $384 million which was recognized in Cost of products sold in the Successor period ended December 29, 2013 as the related inventory was sold. Raw materials and packaging inventory has been valued using the replacement cost approach.

Property, plant and equipment have been valued using a combination of the income approach, the market approach and cost approach which is based on current replacement and/or reproduction cost of the asset as new, less depreciation attributable to physical, functional, and economic factors. Useful lives of the property, plant and equipment were estimated to be between 3 and 40 years.

Trademarks have been valued using the excess earnings method for top tier brands and the relief from royalty method for other brands. The excess earnings method estimates fair value of an intangible asset by deducting expected costs, including income taxes, from expected revenues attributable to that asset to arrive at after-tax cash flows. From such after-tax cash flows, after-tax contributory asset charges are deducted to arrive at incremental after-tax cash flows. These resulting cash flows are discounted to a present value to which the tax amortization benefit is added to arrive at fair value. Relief from royalty method under the income approach estimates the cost savings that accrue to Heinz which would otherwise have to pay royalties or license fees on revenues earned through the use of the asset. Heinz's trademarks are considered to have indefinite lives.

Customer relationships were determined using the distributor method, a variation of the excess earnings method discussed above, whereby distributor-based inputs for margins and contributory asset charges are used. The useful lives of customer relationships is estimated to be 20 years.

Existing long term debt assumed in the 2013 Merger was fair valued based on quoted market prices. The debt assumed included the H. J. Heinz Company's existing 6.375% Debentures due 2028, 6.25% Notes due 2030, 6.75% Notes due 2032 and 7.125% Notes due 2039.

Deferred income tax assets and liabilities as of the acquisition date represent the expected future tax consequences of temporary differences between the fair values of the assets acquired and liabilities assumed and their tax bases.

The total non tax deductible goodwill relating to the 2013 Merger is $15.29 billion. The goodwill recognized relates principally to the H. J. Heinz Company's established global organization, reputation and strategic positioning.

In the Successor period February 8, 2013 to December 29, 2013, Heinz incurred $158 million in 2013 Merger related costs on a pretax basis, including $70 million consisting primarily of advisory fees, legal, accounting and other professional costs. Heinz also incurred $88 million related to severance and compensation arrangements pursuant to existing agreements with certain former executives and employees in connection with the 2013 Merger. These amounts are separately reflected in the accompanying statement of operations for the Successor period ended December 29, 2013.

Prior to consummation of the 2013 Merger, the H. J. Heinz Company incurred $112 million of 2013 Merger related costs, including $48 million resulting from the acceleration of expense for stock options, restricted stock units and other compensation plans pursuant to the existing change in control provisions of those plans, and $64 million of professional fees. These amounts are separately reflected in 2013 Merger related costs in the accompanying statement of operations for the Predecessor period ended June 7, 2013. The H. J. Heinz Company also recorded a loss from the extinguishment of debt of approximately $129 million for debt required to be repaid upon closing as a result of the change in control which is reflected in Other (expense) income, net, in the accompanying statement of operations for the Predecessor period.

In the fourth quarter of Fiscal 2013, the H. J. Heinz Company incurred $45 million of 2013 Merger related costs, including legal, accounting and other professional fees.

The following unaudited pro forma financial data summarizes Heinz's results of operations as if the Transaction had occurred as of April 30, 2012. The pro forma data is for informational purposes only and may not necessarily reflect the actual results of operations had the 2013 Merger been consummated on April 30, 2012.

	Eight Months Ended	Fiscal Year
	December 29, 2013	April 28, 2013
	(In millions)

Revenue	$7,352	$11,529
Income from continuing operations	$187	$324

The most significant of the pro forma adjustments were to reflect the impact of 2013 Merger related costs, the unrealized gain on derivative instruments, higher cost of products sold associated with the preliminary purchase accounting adjustments related to the step-up in inventory, amortization of intangible assets and depreciation of property, plant and equipment, and higher interest expense associated with increased debt, in Fiscal 2013.